                                                                  EXHIBIT 10(w)

NOTICE: THIS WARRANT AND THE SHARES ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER OTHER SECURITIES LAWS AND, ACCORDINGLY, TRANSFER OF THIS WARRANT OR SUCH SHARES MAY BE RESTRICTED.

                            HAWAIIAN AIRLINES, INC.

                                WARRANT FOR THE
                         PURCHASE OF 948,973 SHARES OF
                               CLASS A COMMON STOCK


                                   VOID AFTER
                               SEPTEMBER 11, 2001
                             ______________________

For value received, this Warrant entitles AMR Corporation ("AMR") and its successors and assigns, subject to the terms and conditions hereinafter set forth, to purchase from Hawaiian Airlines, Inc. ("Hawaiian") 948,973 fully paid and nonassessable shares of Class A Common Stock, par value $.01 per share, of Hawaiian (the "Class A Common Stock"), subject to adjustment as hereinafter provided upon payment therefor to Hawaiian of $1.10 per share (the "Warrant Price"), subject to adjustment as hereinafter provided (this "Warrant"). This is one of two warrants issued concurrently to AMR for the purchase of Class A Common Stock which collectively are referred to herein as the "AMR Warrants."

          THE SALE, ASSIGNMENT OR OTHER DISPOSITION (EACH A "TRANSFER") OF THIS WARRANT IS RESTRICTED BY THE TERMS OF THE RIGHTSHOLDERS AGREEMENT (THE "RIGHTSHOLDERS AGREEMENT"), DATED AS OF JANUARY 31, 1996, BY AND AMONG THE COMPANY, AIRLINE INVESTORS PARTNERSHIP, L.P. AND THE HOLDERS OF WARRANTS OF HAWAIIAN, A COPY OF WHICH MAY BE INSPECTED AT HAWAIIAN'S PRINCIPAL OFFICE. THE COMPANY WILL NOT REGISTER ON THE BOOKS OF THE COMPANY OR OTHERWISE EFFECT THE TRANSFER OF THIS WARRANT IF THE TRANSFER HAS NOT BEEN MADE IN COMPLIANCE WITH THE RIGHTSHOLDERS AGREEMENT.

          1.                  EXERCISE.
                              --------

          (a) This Warrant is exercisable at the option of the holder hereof in whole or in part from time to time on or before September 11, 2001.

          (b) Before the holder of this Warrant shall be entitled to exercise the same, he shall surrender this Warrant at the principal office of Hawaiian accompanied by funds payable by cash, a certified check, bank cashiers check or wire transfer to an account designated by Hawaiian in the amount of the Warrant Price payable upon such exercise plus any tax or taxes payable or which may be payable by such holder in respect of such exercise,

                                                                  Warrant No. 11

and shall give written notice (the "Exercise Notice") to Hawaiian at such office that such holder elects to exercise this Warrant, and shall state therein the number of shares of Class A Common Stock or other securities issuable upon such exercise and the name or names in which he wishes the certificate or certificates for such shares of Class A Common Stock or other securities to be issued. Hawaiian will, as soon as practicable after such surrender of this Warrant accompanied by the written notice and the statement described above, requisition from the then transfer agent for Hawaiian a certificate or certificates for shares of Class A Common Stock for issuance and delivery to or on the written order of the registered holder of such Warrant and in such name or names as such registered holder may designate. Such certificate or certificates shall represent the number of whole shares of Class A Common Stock issuable on such exercise, together with a cash amount for any fraction of a share of Class A Common Stock otherwise issuable on such exercise and shall be delivered as directed by the holder of the Warrant in the Exercise Notice no later than five Business Days after exercise.

          (c) Certificates representing such shares shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such shares as of the date of surrender of a Warrant and payment of the Warrant Price as provided herein, provided that if,
                                                             --------
at the date of surrender of such Warrant and payment of such Warrant Price, the transfer books for the Class A Common Stock or other class of stock purchasable on the exercise of such Warrant shall be closed, the certificates for the shares in respect of which such Warrant is then exercised shall be issuable as of the date on which such books shall next be opened and until such date, Hawaiian shall be under no duty to deliver any certificate for such shares. The Warrant shall be exercisable at the election of the registered holder thereof, either as an entirety or from time to time for part of the number of whole shares specified in the Warrant, but in no event shall fractional shares be issued. In the event of any partial exercise, a new Warrant will be issued to the registered holder to evidence such holder's Warrant to purchase the number of shares as to which the Warrant has not been exercised. No adjustment shall be made for any cash dividends on shares issuable on the exercise of any Warrant.

          2.  TRANSFER AND EXCHANGE.
              ---------------------

          (a) This Warrant may be transferred at the principal office of Hawaiian upon its surrender by the holder thereof in person or by attorney duly authorized in writing. Upon such surrender, a new Warrant or new Warrants of different denominations will be issued to the transferee or transferees, dated the date of such surrender, of like tenor and representing in the aggregate the right to purchase a like number of shares of Class A Common Stock (after giving effect to any adjustments therein).

          (b) This Warrant may be exchanged at the principal office of Hawaiian upon surrender by the holder hereof in person or by attorney duly authorized in writing, for another Warrant or other Warrants of different denominations, dated the date of such surrender, of like tenor and representing in the aggregate the right to purchase a like number of shares of Class A Common Stock (after giving effect to any adjustments therein). Hawaiian shall not be required to effect any registration of transfer or exchange which will result in the issuance of a Warrant to purchase only a fraction of a share.

          3.  ADJUSTMENT OF NUMBER OF SHARES.
              ------------------------------

          (a) Upon any adjustment of the Current Warrant Price, as provided in
Section 4 hereof, the number of shares of Class A Common Stock issuable upon exercise of

                                                                  Warrant No. 11

this Warrant shall be determined by dividing (i) the result obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares of Class A Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment by (ii) the Warrant Price resulting from such adjustment.

          (b) No adjustment in the number of shares of Class A Common Stock issuable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent in such number; provided that any
                                                             --------
adjustments which by reason of this Section 3(b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

          4. ADJUSTMENT OF WARRANT PRICE.
             ---------------------------

          (a) In case Hawaiian shall at any time (i) issue or sell any shares of Common Equity (which term for all purposes hereof shall mean and include stock of Hawaiian of any class or series, whether now or hereafter authorized, the holders of which shall be entitled to participate in the distribution of earnings and assets of Hawaiian without limit as to amount or percentage, including Class A Common Stock, unless the holders of such stock shall be entitled to receive dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, senior in preference or priority to the holders of any outstanding stock of Hawaiian of any other class or series) without consideration, or for consideration per share less than the Current Market Price (determined as hereinafter provided), or (ii) issue or sell any securities convertible into, or exchangeable for, shares of Common Equity ("Convertible Securities") at a conversion price per share of Common Equity less than the Current Market Price, or (iii) issue or sell any warrants or other rights to subscribe to or purchase, or any options for the purchase of shares of Common Equity or Convertible Securities ("Rights or Options") at an exercise price per share of Common Equity less than the Current Market Price, then, and thereafter successively upon each such issuance or sale, except as provided below, the Warrant Price in effect immediately prior to such issuance or sale (the "Current Warrant Price") shall simultaneously with such issuance or sale be reduced to a price (calculated to the nearest cent) determined by multiplying:
(A) the Current Warrant Price by (B) a fraction of which the numerator shall be the aggregate number of shares of Common Equity outstanding immediately prior to such issuance or sale plus the number of shares of Common Equity which the aggregate consideration for the total number of shares of Common Equity, Convertible Securities and Rights or Options issued or sold as aforesaid would purchase at the Current Market Price, and of which the denominator shall be the aggregate number of shares of Common Equity outstanding immediately prior to such issuance or sale, plus the number of shares of Common Equity issued or sold as aforesaid and the maximum number of shares of Common Equity issuable with respect to such Convertible Securities and Rights or Options issued or sold as aforesaid.

          In case Hawaiian shall at any time distribute to holders of Common Equity, as such, (i) evidences of indebtedness or assets (excluding regular cash dividends or cash distributions payable out of consolidated retained earnings) of Hawaiian or any corporation or other legal entity a majority of the voting equity securities or equity interests of which are owned, directly or indirectly, by Hawaiian (a "Subsidiary"), (ii) shares of capital stock of any Subsidiary, (iii) securities convertible into or exchangeable for capital stock of any Subsidiary, or (iv) any rights, options, or warrants to purchase any of the foregoing, then and thereafter successively upon each distribution, the Current Warrant Price shall, simultaneously with such distribution, be reduced to a price (calculated to the nearest cent) determined by multiplying, (A) the Current Warrant Price by (B) a fraction, the numerator of which will be the Current Market Price less the fair value (as determined in good faith by the Board of Directors of the

                                                                  Warrant No. 11

Hawaiian, whose determination will be conclusive if based on the financial advice of a nationally recognized investment banking firm) of the portion of the evidences of indebtedness, assets, securities, or rights, options, or warrants so distributed on account of one share of Common Equity on the record date for such distribution, and the denominator of which will be such Current Market Price. Such adjustment will be made whenever any such distribution is made, and will become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

          (b) Notwithstanding the foregoing, no adjustment of the Current Warrant Price shall be made in any case in which Hawaiian shall issue (i) employee stock options, (ii) shares of Common Equity upon conversion or exchange of any Convertible Securities, (iii) shares of Common Equity or Convertible Securities upon exercise of any Rights or Options, (iv) in consideration of the acquisition by Hawaiian or any subsidiary of all or substantially all of the stock of another company or all or substantially all the assets of another company (whether by merger, acquisition of assets or otherwise), any shares of Common Equity or any Convertible Securities or any Rights or Option or (v) shares of Common Equity pursuant to the proposed offering by Hawaiian of nontransferable rights to purchase Class A Common Stock (the "Rights Offering") to be made to the Company's shareholders and to holders of options under its stock option plan and reasonably anticipated for February or March of 1996, but only to the extent that the number shares of Common Equity issued in the Rights Offering does not exceed the number of shares held by such shareholders plus the number of shares issuable on exercise of such options..

          (c) Calculations pursuant to Section 4(a) hereof shall be made in accordance with the following provisions:

               (i) "Current Market Price" on any day shall mean the average of the daily closing prices of the Class A Common Stock for the 30 consecutive business days commencing 35 business days before the day in question. The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices regular way, in either case on the American Stock Exchange, or, if such stock is not listed or admitted to trading on such exchange, on the principal national securities exchange on which such stock is listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market, as furnished by any national brokerage firm selected from time to time by Hawaiian for that purpose. For the purposes of the foregoing provision, the term "business day" shall not include any day on which securities are not traded on such exchange or in such market.

               (ii) In case of the issuance or sale of any securities of Hawaiian for cash, the consideration received by Hawaiian therefor shall be deemed to be the amount of cash received by Hawaiian for such security (or if such securities are offered by Hawaiian for subscription, the subscription price, or, if such securities are sold to underwriters or dealers for public offering without a subscription offer, the initial public offering price), without deducting therefrom any compensation or discount paid or allowed to underwriters or dealers or others performing similar services or for any expenses incurred in connection therewith.

               (iii) In case of the issuance or sale of any securities of Hawaiian for consideration other than cash or a consideration a part of which is other than cash, the amount of the consideration other than cash received by Hawaiian for such securities

                                                                  Warrant No. 11

     shall be deemed to be the fair value of such consideration as determined by its Board of Directors, which determination may be inconsistent with the accounting treatment thereof.

               (iv) In case of the issuance or sale of Convertible Securities, the aggregate consideration therefor shall be deemed to be the consideration, if any, received at the time of such issuance or sale, plus the minimum aggregate amount of additional consideration, if any, payable to Hawaiian upon the conversion or exchange of such Convertible Securities at the time such Convertible Securities first become convertible or exchangeable.

               (v) In case of the issuance or sale of Rights or Options, the aggregate consideration therefor shall be deemed to be the consideration, if any, received at the time of such issuance or sale, plus the minimum aggregate amount of additional consideration, if any, payable to Hawaiian upon the exercise of such Rights or Options, plus, in the case of Rights or Options to purchase Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to Hawaiian upon the conversion or exchange of such Convertible Securities at the time such Convertible Securities first become convertible or exchangeable.

               (vi) In case of the issuance or sale of Convertible Securities or Rights or Options, the conversion or exercise price per share of Common Equity shall be determined by dividing the aggregate consideration for such Convertible Securities or Rights or Options by the maximum number of shares of Common Equity issuable with respect to such Convertible Securities or Rights or Options.

               (vii) The maximum number of shares of Common Equity issuable with respect to Convertible Securities or Rights or Options shall include the number of shares issuable upon conversion or exchange of such Convertible Securities or exercise of such Rights or Options, plus, in the case of Rights or Options to purchase Convertible Securities, the number of shares issuable upon conversion or exchange of such Convertible Securities.

               (viii) In case of the issuance of additional shares of Common Equity as a dividend or as the distribution on any capital stock of Hawaiian, the aggregate number of shares of Common Equity issued in payment of such dividend or distribution shall be deemed to have been issued on the record date for the determination of stockholders entitled to receive such dividend or distribution and shall be deemed to have been issued without consideration.

               (ix) The reclassification of securities other than Common Equity into securities including Common Equity shall be deemed to involve the issuance for consideration other than cash of such Common Equity on the record date for the determination of stockholders entitled to receive such Common Equity.

               (x) The number of shares of Common Equity at any time outstanding shall include the maximum number of shares issuable at such time with respect to all Convertible Securities and Rights or Options then outstanding and unconverted or unexchanged or unexercised.

                                                                  Warrant No. 11

               (xi) No adjustment provided for in Section 4(a) hereof shall be made if it results in an increase in the Current Warrant Price above the initial Warrant Price as adjusted only as provided in Section 4(d) hereof.

          (d) In case the outstanding shares of Common Equity shall be subdivided into a greater number of shares of Common Equity, the Current Warrant Price shall, simultaneously with the effectiveness of such subdivision, be proportionately reduced, and conversely, in case the outstanding shares of Common Equity shall be combined into a smaller number of shares of Common Equity, the Current Warrant Price shall, simultaneously with the effectiveness of such combination, be proportionately increased.

          (e) Whenever the Current Warrant Price shall be adjusted as herein provided, and from time to time, at the reasonable request of the holder hereof, Hawaiian will forthwith deliver to such holder a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer of Hawaiian, showing in reasonable detail the facts requiring any such adjustment and stating the Current Warrant Price in effect on the date of such certificate after giving effect to any such adjustment and the number of shares of Class A Common Stock or other securities then purchaseable upon the exercise hereof. Hawaiian may retain a firm of independent public accountants of recognized standing, selected by its Board of Directors to make any computation required under this Section 4, and the certificate signed by such firm shall be conclusive evidence of the correctness of any such computation.

          5.  CAPITAL REORGANIZATION, RECLASSIFICATION OR MERGER.  In case the
              --------------------------------------------------
Class A Common Stock shall be changed into another kind of capital stock of Hawaiian (otherwise than through a subdivision or combination of shares) or shall represent the right to receive some other security or property as a result of any capital reorganization, reclassification or merger into or consolidation with another company, or sale of all or substantially all the assets of Hawaiian to another company, this Warrant shall (subject to further adjustments in the Warrant Price as herein provided) thereafter entitle the holder hereof to acquire upon exercise hereof the kind and number of shares of stock or other securities or property to which such holder would have been entitled if such holder had held the Class A Common Stock issuable upon exercise of this Warrant immediately prior to such capital reorganization, reclassification, merger, consolidation or sale of assets.

          6.  RESERVATION OF SHARES.  Hawaiian shall at all times reserve and
              ---------------------
keep available, out of its treasury stock or authorized and unissued stock, solely for the purpose of effecting the exercise of this Warrant, such number of shares of Class A Common Stock and other securities of Hawaiian as shall, from time to time, be sufficient to effect the exercise of this Warrant. All shares of Class A Common Stock issued on exercise of this Warrant shall be validly issued, fully paid and nonassessable.

          7.  HOLDER OF WARRANT.  Hawaiian may deem and treat the person in
              -----------------
whose name this Warrant is registered as the absolute owner hereof for all purposes and Hawaiian shall not be affected by any notice to the contrary. No holder of this Warrant, as such, shall be entitled to vote on or be deemed for any purpose the holder of Class A Common Stock or any other securities of Hawaiian which may at any time be issuable on the exercise hereof.

          8.  DEMAND REGISTRATION RIGHTS.  As soon as practicable after
              --------------------------
Hawaiian's receipt of a request, made at any time before September 11, 2001, of holders of Class A Common Stock heretofore issued upon exercise of AMR Warrants and/or of then exercisable AMR Warrants to purchase Class A Common Stock aggregating not less than five hundred

                                                                  Warrant No. 11

thousand shares to register such shares of Class A Common Stock ("Registrable Securities") under the Securities Act of 1933, as amended (the "Act"), Hawaiian shall cause a registration statement to be filed with respect to the number of such shares specified in the request and shall use its best efforts to cause the Registration Statement to become effective. Hawaiian shall not be required to cause more than two registration statements to be filed pursuant to this Section
8. Hawaiian shall be entitled to include other securities of Hawaiian to be offered by Hawaiian or other stockholders of Hawaiian, in such registration statement; provided, however, that such stockholders or holders of AMR Warrants
           --------  -------
requesting registration pursuant to this Section 8 may request that any such other securities of Hawaiian not be included in the registration statement if they shall be advised by the investment banking firm managing the underwriting that it reasonably believes that such inclusion would adversely affect the offering of the shares to be covered by the proposed registration statement. Hawaiian shall be entitled to postpone the filing of any such registration statement for a reasonable period of time if (a) Hawaiian is, at the time at which it receives any such request, conducting or, within 60 days of receipt by Hawaiian of such notice, is about to conduct an offering of its securities and Hawaiian reasonably believes that such offering would be adversely affected by the registration requested, (b) such request is received by Hawaiian within six months after the effective date of a registration statement of Hawaiian and, prior to the filing of such registration statement, Hawaiian has complied with its obligations under Section 9 hereof, or (c) the filing of the registration statement would require Hawaiian to furnish audited financial statements other than the audited financial statements customarily prepared at the end of its fiscal year or unaudited financial information with respect to any period other than its regularly reported interim quarterly periods.

          9.  PIGGY-BACK REGISTRATION RIGHTS.
              ------------------------------

          (a) From the date hereof and on or before September 11, 2001, at any time Hawaiian proposes to file a registration statement under the Act with respect to an offering by Hawaiian, for its own account or the account of its shareholders, of shares of Class A Common Stock (other than the Rights Offering, a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Securities and Exchange Commission (the "Commission")) or filed in connection with an exchange offer or an offering of securities solely to Hawaiian's existing security holders), then Hawaiian shall in each such case give written notice of such proposed filing to the holders of the AMR Warrants and holders of Registrable Securities as soon as practicable (but in no event less than 30 days before the anticipated filing date), and such notice shall offer such holders the opportunity to register such shares of Registrable Securities as such holder may request.

          (b) Hawaiian shall use its best efforts to cause any managing underwriter or underwriters of such proposed underwritten offering to permit the Registrable Securities requested to be included in the registration statement for such offering to be included on the same terms and conditions as any similar securities of Hawaiian included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering advise Hawaiian that they reasonably believe that the success of the offering would be materially and adversely affected by inclusion of the Registrable Securities and the inclusion of other shares requested to be included, such amount of Registrable Securities as shall be required to substantially eliminate the adverse effect in the judgment of the managing underwriter or underwriters, will be excluded from such offering as provided in the Rightsholders Agreement. In the case of a non-underwritten offering, Hawaiian may decline to include any Registrable Securities in a registration statement pursuant to Section 9(a) if it reasonably believes that such inclusion would adversely affect the offering of the securities to be covered by the proposed registration statement.

                                                                  Warrant No. 11

          (c) To the extent not inconsistent with applicable law, each holder whose securities are included in the registration statement pursuant to this
Section 9 agrees not to effect any public sale or distribution of the issue being registered or a similar security of Hawaiian, including a sale pursuant to Rule 144 under the Act, during the 14 days prior to, and during the 60-day period beginning on, the effective date of such registration statement (except as part of such registration), if and to the extent requested by Hawaiian in the case of the non-underwritten public offering or if and to the extent requested by the managing underwriter or underwriters in the case of an underwritten public offering.

          10.  REGISTRATION EXPENSES.  The out-of-pocket expenses of any
               ---------------------
registration pursuant to Section 8 or Section 9 shall be borne by Hawaiian, except each holder proposing to sell Registrable Securities pursuant to the registration shall pay all underwriting discounts and commissions applicable to his shares and all legal fees and expenses, if any, of his own counsel; provided, however, that if the out-of-pocket expenses of the registration
- --------  -------
pursuant to Section 9 are being borne by a person other than Hawaiian, each holder proposing to sell Registrable Securities pursuant to the registration shall pay his pro rata share of the out-of-pocket expenses of such registration.

          11.  STATE SECURITIES LAWS.  In connection with the offering of any
               ---------------------
Registrable Securities registered pursuant to this Warrant, Hawaiian shall take such action as may be necessary to qualify or register the Registrable Securities to be sold under the securities or "blue sky" laws of such jurisdictions as may be reasonably requested by such holder or his underwriters; provided, however, that Hawaiian will not be required to (a) qualify generally
- --------  -------
to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section, (b) subject itself to taxation in any such jurisdiction or (c) consent to general service of process in any such jurisdiction. The expenses of such qualification or registration shall be borne by Hawaiian in the case of a registration pursuant to Section 8 and shall be borne pro rata by the holders and any other party registering shares pursuant to such registration statement in the case of a registration pursuant to Section 9.

          12. INDEMNIFICATION AND CONTRIBUTION.
              --------------------------------

          (a) Hawaiian agrees to indemnify and hold harmless each holder of Registrable Securities, its officers, directors and agents and each person, if any, who controls such holder within the meaning of Section 15 of the Act or
Section 20 of the Securities and Exchange Act of 1934 (the "Exchange Act") from and against any and all lawsuits, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue or alleged untrue statements of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof made in reliance upon and in conformity with information furnished in writing to Hawaiian by such holder or at the direction of such holder expressly for use therein; provided that, with
                                                           --------
respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus was not sent or given to the person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of such Registrable Securities to such person if it is determined that it was the responsibility of such holder to provide such person with a

                                                                  Warrant No. 11

current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expense. Hawaiian also agrees to indemnify and provide contribution arrangements to the underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of a holder provided in this Section 12(a).

          (b) Each holder agrees to indemnify and hold harmless Hawaiian, its officers, directors and agents and each person, if any, who controls Hawaiian within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from Hawaiian to such holder, but only with respect to such information furnished in writing by such holder or at such holder's direction expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus; provided that, with respect
                                                   --------
to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus was not sent or given to the person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of such Registrable Securities to such person if it is determined that it was the responsibility of Hawaiian to provide such person with a current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expense. Each holder also agrees to indemnify and provide contribution arrangements to the underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of Hawaiian provided in this Section 12(b).

          (c) Promptly after receipt by an indemnified party under Section 12(a) or Section 12(b) above of notice of the commencement of any action for which indemnification may be sought, the indemnified party shall notify the indemnifying party. The failure to notify the indemnifying party shall relieve it from any liability hereunder with respect to the action, but only to the extent the indemnifying party was actually harmed by such failure. In case any such action is brought against any indemnified party, and it notifies any indemnifying party of the commencement thereof, the indemnifying party shall be entitled to assume and control the defense of the action at its expense, with counsel reasonably satisfactory to the indemnified party, and if the indemnifying party gives notice to such indemnified party of its election to assume and control the defense, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense or investigation of the action. Notwithstanding the foregoing, the indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or such controlling person unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the named parties to any such action or proceeding include both the indemnifying party and the indemnified party and each of the indemnifying party and the indemnified party shall have been advised by counsel that counsel employed by the indemnifying party would, under applicable professional standards, have a conflict in representing both the indemnified party and the indemnifying party, it being understood, however, that such indemnifying party shall not, in connection with any such action or proceeding or separate, but substantially similar or related actions or proceedings, in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such indemnified party and controlling persons thereof.

                                                                  Warrant No. 11

          13. TAG-ALONG SALE RIGHTS.
              ---------------------

          (a) If a holder or holders of record of Common Stock of Hawaiian (for purposes of this Section 13, the "Proposed Transferor") at any time or from time to time prior to September 11, 2001, in one transaction or in a series of related transactions, agrees (whether orally or in writing) to transfer to any person, group or entity a sufficient number of shares of Common Equity so that such person, group or entity owns at least 50.1% of the then-outstanding Common Equity (a "Tag-Along Sale") and Hawaiian becomes aware of such Tag-Along Sale, then Hawaiian shall use its best efforts to cause the Proposed Transferor to provide to the holder of this Warrant (for purposes of this Section 13, the "Warrant Holder") the right, but not the obligation, to include in such Tag-Along Sale up to the number of shares of Class A Common Stock derived by multiplying the total number of shares of Class A Common Stock owned by or issuable to the Warrant Holder by a fraction, the numerator of which is equal to the number of shares of Common Stock then owned by or issuable to the Proposed Transferor that are to be purchased by the proposed purchaser (without giving effect to any reduction in such number of shares by reason of the Warrant Holder's exercise the "tag-along" rights provided in this Section 13 in connection with such transaction) and the denominator of which is the total number of shares of Common Stock owned by or issuable to the Proposed Transferor prior to such sale. Any such sale by such Warrant Holder shall be on the same terms and conditions as the proposed Tag-Along Sale by the Proposed Transferor.

          (b) If the Proposed Transferor agrees to permit the Warrant Holder to participate in a Tag-Along Sale, the Proposed Transferor shall agree that the Tag-Along sale shall be subject to the terms set forth in Sections 13(c), 13(d) and 13(e).

          (c) The Proposed Transferor shall promptly provide Hawaiian with notice of the proposed Tag-Along Sale (which Hawaiian shall transmit to the Warrant Holder within five calendar days of its receipt thereof, but in no event less than five calendar days prior to the proposed closing date for such sale (the "Closing Date")) containing the following:

               (i) the name and address of the proposed transferee of the shares of Common Stock in the Tag-Along Sale;

               (ii) the number of shares of Common Stock proposed to be transferred by the Proposed Transferor in the event no persons to whom Tag-Along rights have been granted elects to participate;

               (iii) the proposed amount and form of consideration to be paid for such shares of Common Stock and the terms and conditions of payment offered by the proposed transferee;

               (iv) the aggregate number of shares of Common Stock held of record by such Proposed Transferor as of the date of the notice from the Proposed Transferor to Hawaiian (the "Notice Date");

               (v) the aggregate number of shares of Common Stock held of record as of the Notice Date by all holders of Tag-Along rights as a group;

               (vi) the maximum number of shares of Common Stock the Warrant Holder is entitled to include in the Tag-Along Sale (as computed in accordance with the equations set forth in Section 13(a));

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

                                                                  Warrant No. 11

               (vii)  the Closing Date; and

               (viii) that the proposed transferee has been informed of the Tag-Along rights provided for in this Section 13.

          (d) If the Warrant Holder desires to participate in such Tag-Along Sale, such Warrant Holder shall provide written notice (the "Tag-Along Notice") to the Proposed Transferor within 15 calendar days after the Notice Date, but in no event less than one calendar day prior to the Closing Date, setting forth the number of shares of Class A Common Stock such Warrant Holder elects to include in the Tag-Along Sale. The Tag-Along Notice given by the Warrant Holder shall constitute such Warrant Holder's binding agreement to sell such shares of Class A Common Stock as are included therein on the terms and conditions applicable to such sale (including the requirements of this Section 13). In the event that the proposed transferee does not purchase the shares of the Proposed Transferor, then the proposed sale by the Warrant Holder to such proposed transferee pursuant to the Tag-Along Sale shall not take place. If the Tag-Along Notice from the Warrant Holder is not received by the Proposed Transferor within the time period specified above in this Section 13(d), the Proposed Transferor shall have the right to transfer the shares of Common Stock to the proposed transferee without any participation by the Warrant Holder, but only on the terms and conditions stated in the notice to such holder or on terms and conditions no more favorable to the Proposed Transferor.

          (e) If the Warrant Holder chooses not to sell any or all shares of Class A Common Stock which such Warrant Holder may be entitled to sell under this Section 13, the Proposed Transferor may sell, in the same transaction, additional shares of Common Stock equal to the difference between the number of shares of Class A Common Stock which such Warrant Holder is entitled to sell and the number of shares of Class A Common Stock such Warrant Holder chooses to sell, if any.

          (f) The provisions of this Section 13 shall not apply to:

               (i) any transaction in which shares of Class A Common Stock are proposed to be sold publicly pursuant to a registration statement filed under the Act; or

               (ii) any shares of Common Stock proposed to be transferred by the Proposed Transferor which are purchased by the Company or an affiliate as defined in the Exchange Act of the Proposed Transferor.

          14.  NOTICES.  All notices and other communications hereunder shall be
               -------
in writing and shall be deemed given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     If to Hawaiian:

     3375 Koapaka Street
     Suite G-350
     Honolulu, Hawaii 96819

     If to the holder of this Warrant, the address last shown on the warrant or stock register, as the case may be.

                                                                  Warrant No. 11

          15.  AMENDMENTS; GOVERNING LAW.  This Warrant shall not be amended or
               -------------------------
terminated orally, but may be amended or terminated in writing at any time by agreement between Hawaiian and the holder hereof. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Hawaii.

          IN WITNESS WHEREOF, Hawaiian has caused this Warrant to be signed in its corporate name on __________, 1996 by its President or one of its Vice Presidents and its corporate seal to be affixed hereunto, duly attested by its Corporate Secretary.


                              HAWAIIAN AIRLINES, INC.


                              By:__________________________________
                                              President

[SEAL]

Attest:



______________________________________
          Corporate Secretary

                                       12